UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2023 (March 30, 2023)

micromobility.com Inc.

(Exact Name of Registrant as Specified in Charters)

Delaware	001-39136	84-3015108
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

32 Old Slip, New York, NY 10005
(Address of Principal Executive Offices, and Zip Code)
(917) 675-7157
Registrant’s Telephone Number, Including Area Code
Helbiz, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	MCOM	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A Common Stock	MCOMW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03  Amendments to Articles of Incorporation or Bylaws.

Helbiz, Inc. (the “Company”) held a special meeting of stockholders on March 30, 2023 (the “Special Meeting”), at which the Company’s stockholders approved, among other matters, a proposal to amend the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock (the “Reverse Stock Split”) at a ratio to be determined by the Company’s Board of Directors (the “Board”) within a range of one-for-two (1:2) and one-for-fifty (1:50) (or any number in between), with the exact ratio to be determined by the Board in its sole discretion.

On March 30, 2023, the Board approved a one-for-fifty (1:50) reverse split of the Company’s issued and outstanding shares of common stock (the “Reverse Stock Split”). On March 30, 2023, the Company filed with the Secretary of State of the State of Delaware a certificate of amendment to its Restated Certificate of Incorporation (the “Certificate of Amendment”) to effect the Reverse Stock Split and the Company Name Change (as defined below). The Reverse Stock Split became effective as of 12:00 p.m. Eastern Time on March 30, 2023, and the Company’s common stock is expected to begin trading on a split-adjusted basis when the Nasdaq Stock Market opens on March 31, 2023.

As a result of the effectiveness of the Reverse Stock Split, every fifty shares of the Company’s issued and outstanding common stock were automatically combined, converted and changed into one share of the Company’s common stock, without any change in the number of authorized shares or the par value per share. In addition, a proportionate adjustment was made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding stock options, restricted stock units and warrants to purchase shares of common stock and the number of shares reserved for issuance pursuant to the Company’s equity incentive compensation plans. No fractional shares will be issued in connection with the Reverse Stock Split, any fractional shares resultant from the Reverse Stock Split will be rounded up to the next whole share.

The Reverse Stock Split reduced the total number of shares of class A common stock outstanding from 278,468,103 shares to approximately 5,569,362 shares and the total number of shares of class B common stock outstanding from 14,225,898 shares to 284,518 shares, respectively. The reverse stock split does not affect the number of shares that the Company is authorized to issue. Following the Reverse Stock Split, the authorized number of shares of common stock remained at 300 million.

Holders of the Company’s common stock held in book-entry form or through a bank, broker or other nominee do not need to take any action in connection with the Reverse Stock Split. The Company’s common stock will continue to trade on the Nasdaq Stock Market LLC, but the security has been assigned a new CUSIP number (42309B402). Moreover, in connection with the Company Name Change, the Company’s trading symbols will be changed to MCOM, and MCOMW effective March 31, 2023.

Also on March 30, 2023, the Board approved a change in name from “Helbiz, Inc.” to “micromobility.com Inc.” (the “Company Name Change”), as reflected in the Certificate of Amendment. The Company Name Change became effective as of 12:00 a.m. Eastern Time on March 31, 2023. Under Delaware law, the Company Name Change does not require the approval of the Company's stockholders.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 30, 2023, we held a special meeting of our stockholders (the “Special Meeting”) at which our common and preferred stockholders voted on the following proposals, as set forth below, each of which is described in detail in our Definitive Proxy Statement on Schedule 14-C filed with the U.S. Securities and Exchange Commission on March 20, 2023. A total of 429,062,559 votes was present at our Special Meeting which constitutes a quorum for the Special Meeting. Each of the proposals described below was approved by our holders of common and preferred stock.

PROPOSAL:

To authorize the Company’s Board to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock of the Company, consisting of both the Company’s Class A common stock, par value $0.00001 per share (“Class A common stock”) and Class B common stock, par value $0.00001 per share (“Class B common stock”), by a ratio of no less than 1-for-2 and no more than 1-for-50, with the exact ratio to be determined by the Board in its sole discretion (the “Reverse Stock Split”);

For	Against	Abstain
388,004,324	40,775,509	282,726

PROPOSAL:

To approve the authorization of the Company’s issuance of more than 48,119,674 shares of Class A common stock (which number represents more than 20% of our issued and outstanding Common Stock on January 24, 2023) pursuant to the terms of:

• a Standby Equity Purchase Agreement entered into on January 24, 2023 (the “January SEPA”) between us and YA II PN, Ltd. (“Yorkville”);

• a Standby Equity Purchase Agreement entered into on March 8, 2023 (the “March SEPA”) between us and Yorkville; and

• any promissory notes issued pursuant to the January SEPA or the March SEPA (the “Promissory Notes”)

with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) so that such issuances are made in accordance with Nasdaq Listing Rule 5635 of the Nasdaq Capital Market (the “Nasdaq 20% Share Issuance Proposal”).

For	Against	Abstain
168,049,369	19,491,889	1,521,301

PROPOSAL:

to approve the adjournment of the Special Meeting if there are insufficient votes at the Special Meeting to approve the Stock Split Proposal (the “Adjournment Proposal”).

For	Against	Abstain
171,569,140	15,141,751	2,351,668

Item 7.01. Regulation FD Disclosure.

On March 30, 2023, the Company issued a press release announcing the Reverse Stock Split, and the Company Name Change. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events

On March 30, 2023, the redemption of the Company’s Series B Preferred Stock, par value $0.00001 per share (“Series B Preferred Stock”) occurred at 12:00 p.m. Eastern Time pursuant to the terms of the Series B Preferred Stock following stockholder approval at the Special Meeting. Giving effect to the Reverse Stock Split, following the redemption of the Series B Preferred Stock for $0.01 per share, there are 0 (zero) shares of Series B Preferred Stock issued and outstanding.

Item 9.01  Financial Statement and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document
3.1	Certificate of Amendment to Restated Certificate of Incorporation
99.1	Press Release, dated March 30, 2023
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2023

micromobility.com Inc

By:	/s/ Salvatore Palella
Name: Title:	Salvatore Palella Chief Executive Officer